UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 18, 2017

(Date of Report)

December 16, 2017

(Date of earliest event reported)

TOTAL SYSTEM SERVICES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 1-10254

Georgia	58-1493818
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One TSYS Way Columbus, Georgia	31901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 649-2310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On December 16, 2017, Total System Services, Inc., a Georgia corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with PCP CYN Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“PCP Merger Sub”), MW CYN Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub”), Cayan Holdings LLC, a Delaware limited liability company (“Cayan”), PCP MW Holding Corp., a Delaware corporation and equityholder of Cayan (“PCP”), and Parthenon Investors IV L.P., a Delaware limited partnership, solely in its capacity as the representative of the equityholders of Cayan and PCP.

Pursuant to the Merger Agreement, and subject to the terms and conditions contained therein, among other things, (i) PCP Merger Sub will merge with and into PCP, with PCP as the surviving entity, and (ii) Merger Sub will merge with and into Cayan, with Cayan as the surviving entity (collectively, the “Mergers”), such that following the Mergers the Company will be the direct or indirect sole equityholder of PCP and Cayan.

Consummation of the Mergers is subject to customary conditions, including (i) the absence of any legal restrictions on the consummation of the Mergers, (ii) the expiration or termination of the applicable antitrust waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, (iii) material compliance by the parties with their respective covenants, agreements and obligations under the Merger Agreement, (iv) the accuracy of the representations and warranties of the parties (generally subject to “material adverse effect” qualifications), and (v) the absence of a “material adverse effect” with respect to Cayan and its subsidiaries, taken as a whole. The Mergers are not subject to a financing condition.

The Merger Agreement contains customary representations and warranties of Cayan, PCP, and the Company. The Merger Agreement also contains customary covenants and agreements, including with respect to the operation of the business of Cayan and its subsidiaries between signing and closing, governmental filings and approvals, public disclosures, and tax matters.

The Company, PCP or Cayan may terminate the Merger Agreement if (i) the closing has not occurred on or prior to March 15, 2018, (ii) on the date on which the closing is required to occur, the completion of either Merger is illegal under any applicable law, (iii) a court order preventing either Merger has become final and non-appealable, or (iv) a material data compromise occurs and Parent elects not to complete the Mergers within fifteen business days of being notified of such event. The Company may also terminate the Merger Agreement in the event of certain breaches by PCP or Cayan of their representations, warranties or covenants contained in the Merger Agreement. PCP or Cayan may also terminate the Merger Agreement in the event of certain breaches by the Company of its representations, warranties or covenants contained in the Merger Agreement.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms and such information is limited in nature to describing the parties’ agreement with respect to the Mergers. It is not intended to provide any other factual information about the Company, PCP, Cayan, the equityholders of PCP and Cayan, or their respective subsidiaries and affiliates. The

Merger Agreement contains representations and warranties by the Company, on the one hand, and by PCP and Cayan, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosures delivered by each party in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk among the parties to the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company, PCP or Cayan at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Merger Agreement, the Mergers, the Company, PCP, Cayan, and their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other filings that the Company makes with the Securities and Exchange Commission (“SEC”).

Bilateral Loan Facility Commitment Letter

In connection with the execution of the Merger Agreement, on December 16, 2017, the Company entered into a commitment letter (the “Bilateral Loan Facility Commitment Letter”) with Bank of America N.A. (the “Commitment Party”), pursuant to which the Commitment Party has committed to provide a $450.0 million two-year, bilateral loan facility (the “Bilateral Loan Facility”) to finance the Mergers to the extent the Company has not obtained alternative financing to pay the merger consideration on or prior to the Closing. The commitments of the Commitment Party to provide the Bilateral Loan Facility are subject to several customary conditions, including, among others, the consummation of the Mergers, absence of a Material Adverse Effect (as defined in the Merger Agreement) on Cayan and its subsidiaries, the execution and delivery of definitive documentation, the accuracy of certain specified representations by the Company and Cayan, the Company’s delivery of certain financial statements and other customary closing conditions more fully set forth in the Bilateral Loan Facility Commitment Letter.

The foregoing description of the Bilateral Loan Facility Commitment Letter is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Bilateral Loan Facility Commitment Letter, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 2.1	Agreement and Plan of Merger, dated December 16, 2017, by and among Total Systems Services, Inc., PCP CYN Merger Sub, Inc., MW CYN Merger Sub, LLC, Cayan Holdings LLC, PCP MW Holding Corp., and Parthenon Investors IV L.P., solely in its capacity as representative of the equityholders*

Exhibit 10.1	Bilateral Loan Facility Commitment Letter, dated December 16, 2017, by and among Total System Services, Inc. and Bank of America N.A.

*	Certain schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, annexes and exhibits, or any section thereof, to the SEC upon request.

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1	Agreement and Plan of Merger, dated December 16, 2017, by and among Total Systems Services, Inc., PCP CYN Merger Sub, Inc., MW CYN Merger Sub, LLC, Cayan Holdings LLC, PCP MW Holding Corp., and Parthenon Investors IV L.P., solely in its capacity as representative of the equityholders*

Exhibit 10.1	Bilateral Loan Facility Commitment Letter, dated December 16, 2017, by and among Total System Services, Inc. and Bank of America N.A.

*	Certain schedules, annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, annexes and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.

By:	/s/ Kathleen Moates
Name:	Kathleen Moates
Title:	Senior Deputy General Counsel

Date: December 18, 2017

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